UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 15, 2014

                           VANGUARD ENERGY CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                        None                  27-2888719
------------------------------      -----------------      -------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
  of incorporation)                                         Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                  -------------------------------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                             ----------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.07. Submission of Matters to a Vote of Security Holders.

      On May 15, 2014 a special meeting of the Company's shareholders was held.

      At the meeting the proposal to approve the sale of substantially all of the Company's assets was ratified by the shareholders.

      The following is a tabulation of votes cast with respect to the proposal:

               Votes
      -----------------------
      For              Against        Abstain         Broker Non-Votes
      ---              -------        -------         ----------------

   7,348,601           185,000         -0-                5,177,839

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014
                                      VANGUARD ENERGY CORPORATION


                                      By: /s/ Warren M. Dillard
                                          --------------------------------
                                          Warren M. Dillard, President and
                                            Chief Executive Officer